                                                                      Exhibit 31

                      CONTROLS AND PROCEDURES CERTIFICATION

I, Amine Selmani, certify that:

1.    I have reviewed this report of BioSyntech, Inc.;

2.    Based on my knowledge,  this report does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the circumstances under which such statements were made,  not  misleading  with  respect  to the period  covered by this report;

3.    Based on my  knowledge,  the  financial  statements,  and other  financial information  included  in this  report,  fairly  present  in all  material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.    I am responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and 15d-15(e)) for the registrant and have:

      (a)   Designed such  disclosure  controls and  procedures,  or caused such
            disclosure   controls  and   procedures  to  be  designed  under  my
            supervision,  to ensure that  material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to me by others  within  those  entities,  particularly  during  the period in which this report is being prepared;

      (b)   Designed such internal control over financial  reporting,  or caused such internal control over financial  reporting to be designed under my  supervision,  to  provide  reasonable  assurance  regarding  the reliability of financial  reporting and the preparation of financial statements  for  external  purposes  in  accordance  with  generally accepted accounting principles;

      (c)   Evaluated the effectiveness of the registrant's  disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure  controls and procedures,  as of the end of the period  covered by this report based on such  evaluation;
            and

      (d)   Disclosed  in this  report any change in the  registrant's  internal
            control  over   financial   reporting   that  occurred   during  the
            registrant's  most recent fiscal  quarter (the  registrant's  fourth fiscal  quarter in the case of an annual report) that has materially
            affected,   or  is  reasonably  likely  to  materially  affect,  the
            registrant's internal control over financial reporting; and

5.    I have disclosed,  based on my most recent  evaluation of internal control over  financial  reporting,  to the  registrant's  auditors  and the audit committee of the  registrant's  board of directors (or persons  performing the equivalent functions):

      (a)   All significant  deficiencies and material  weaknesses in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the  registrant's  ability to record, process, summarize and report financial information; and

      (b)   Any fraud,  whether or not  material,  that  involves  management or other  employees  who have a  significant  role in the  registrant's internal control over financial reporting.

Date: November 14, 2003

                                      /s/ Amine Selmani
                                      -----------------------
                                      Amine Selmani PhD
                                      Chief Executive Officer